SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 31, 2003
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CITIZENS FINANCIAL SERVICES, INC.
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                                        Pennsylvania                                                    0-13222                                   23-2265045

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                            (State or other jurisdiction                                  (Commission File                                (I.R.S. Employer
                            of incorporation)                                                 Number)                                            Identification Number)
                            15 South Main Street, Mansfield PA                                                                                           16901
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                            (Address of Principal Executive Office)                                                                                    (Zip Code)
Registrant's telephone number, including area code (570) 662-2121
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N/A
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(Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

Richard E. Wilber, president and chief executive officer, recently announced the consolidated financial results from Citizens Financial Services, Inc. and
Subsidiaries for the first quarter of 2003.

On April 11, 2003, Citizens Financial Services, Inc. issued a press release titled "Citizens Financial Services, Inc. Reports First Quarter Earnings", a copy of which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits.

        Exhibit 99:    Press Release issued by Citizens Financial Services, Inc. April 11, 2003, titled "Citizens Financial Services, Inc. Reports First Quarter Earnings".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

Date:   April 14, 2003                                                       /s/ Randall E. Black

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                                                                                        By:    Randall E. Black
                                                                                                Chief Financial Officer